UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 499-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously announced, on May 19, 2022, Centennial Resource Development, Inc., a Delaware corporation (“Centennial” or the “Company”), entered into a Business Combination Agreement, dated as of May 19, 2022 (the “Business Combination Agreement”), by and among the Company, Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”), Colgate Energy Partners III, LLC, a Delaware limited liability company (“Colgate”), and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company, pursuant to which, subject to the satisfaction or waiver of certain conditions in the Business Combination Agreement, CRP will merge with and into Colgate (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with CRP surviving the Merger (the “Surviving Company”) and continuing as a subsidiary of Centennial.

At the Special Meeting of the Company held on August 29, 2022 (the “Special Meeting”), in connection with the previously announced Merger, the stockholders of the Company voted as set forth below on the following proposals. Each proposal voted on at the Special Meeting is described in detail in Centennial’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 28, 2022 and mailed to Centennial stockholders on or about July 28, 2022 (the “Proxy Statement”).

As of the close of business on July 25, 2022, the record date for the Special Meeting, there were approximately 297,227,304 shares of Centennial’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), issued and entitled to vote at the Special Meeting. Each share of Class A Common Stock was entitled to one vote with respect to each proposal. A total of 214,120,892 shares of Class A Common Stock, representing approximately 72.0% of the outstanding shares of Class A Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The final voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Stock Issuance Proposal – To approve, for purposes of complying with NASDAQ Listing Rule 5635(a), the issuance by Centennial of 269,300,000 shares of its Class C common stock, par value $0.0001 per share (“Class C Common Stock”), in connection with the Transactions, which equals more than 20% of the issued and outstanding Centennial common stock.

For	Against	Abstain
209,841,108	3,875,084	404,700

2. The A&R Charter Proposals – These are a series of proposals to approve and adopt, an amendment and restatement of the fourth amended and restated certificate of incorporation of Centennial (in the form attached to the Proxy Statement as Annex B, the “Proposed Charter”) to, among other changes, (i) increase the authorized number of shares of (A) Class A Common Stock for issuance from 600,000,000 to 1,000,000,000 and (B) Class C Common Stock for issuance from 20,000,000 to 500,000,000, (ii) allow stockholders of the Company to act by written consent, subject to certain limitations, (iii) designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for substantially all actions and proceedings that may be initiated by stockholders and (iv) approve and adopt the Proposed Charter.

2A – Authorized Capital – To approve an increase in the authorized number of shares of (A) Class A Common Stock for issuance from 600,000,000 to 1,000,000,000 and (B) Class C Common Stock for issuance from 20,000,000 to 500,000,000.

For	Against	Abstain
208,770,062	4,943,832	406,998

2B – Action by Written Consent – To approve that, unless otherwise provided for or relating to the rights of holders of any outstanding preferred stock of Centennial, any action required or permitted to be taken at any annual or special meeting of stockholders of Centennial may be taken without a meeting, without prior notice and without a vote by consent in accordance with Section 228 of the Delaware General Corporation Law, subject to certain limitations as described in the Proxy Statement.

For	Against	Abstain
196,000,621	17,671,770	448,501

2C – Exclusive Forum – To approve that the Proposed Charter will provide that, unless the combined company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be designated as the sole and exclusive forum for substantially all actions and proceedings that may be initiated by stockholders.

For	Against	Abstain
208,416,708	5,126,878	577,306

2D – A&R Charter – To approve and adopt the Proposed Charter in the form attached to the Proxy Statement as Annex B.

For	Against	Abstain
212,068,382	1,579,635	472,875

3. The Merger Compensation Proposal - To approve, on an advisory, non-binding, basis specified compensation that may be received by our named executive officers in connection with the Merger.

For	Against	Abstain
207,039,940	6,158,224	922,728

4. The Adjournment Proposal – To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Stock Issuance Proposal and the A&R Charter Proposals. This proposal was rendered moot as the Stock Issuance Proposal and the A&R Charter Proposals were approved by the requisite number of shares voted at the Special Meeting.

We expect the Transactions to close on or around September 1, 2022 and will release more information about the combined company at that time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2022		CENTENNIAL RESOURCE DEVELOPMENT, INC.

	By:	/s/ George S. Glyphis
George S. Glyphis
Executive Vice President and Chief Financial Officer